UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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CARGURUS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CARGURUS, INC. 2021 Annual Meeting Vote by June 01, 2021 11:59 PM ET CARGURUS, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 You invested in CARGURUS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 02, 2021. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper copy of voting material(s) by requesting prior to May 19, 2021 . If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit  www.ProxyVote.com control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 02, 2021 vote without entering a1:00 PM EDT control number Virtually at: www.virtualshareholdermeeting.com/CARG2021 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1 To elect three Class I directors to hold office until the 2024 Annual Meeting of Stockholders. Nominees: 01) Lori Hickok 02) Greg Schwartz 03) Jason Trevisan For 2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2021 .For 3. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers. Board Recommends For For For NOTE: To conduct any other business properly brought before the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".